SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 7, 2000
                        ------------------------------
                       (Date of earliest event reported)


                           GALILEO INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       1-13153                    36-4156005
---------------           ----------------           -------------------
(State or other      (Commission File Number)  (IRS Employer Identification No.)
jurisdiction of
incorporation)


           9700 West Higgins Road, Suite 400, Rosemont, Illinois 60018
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (847) 518-4000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.
                  ------------

     On February 7, 2000 Galileo International, Inc. (the "Company") and Galileo Acquisition Co., a Delaware corporation and wholly-owned subsidiary of the Company ("Galileo AC"), entered into a merger agreement with TRIP.com, Inc., a Delaware corporation ("TRIP.com"), pursuant to which TRIP.com will become a wholly-owned subsidiary of the Company for a total purchase price of $269 million, in a combined cash and stock transaction. The Company has reserved up to 5,250,930 shares of its common stock, par value $0.01, for issuance in the transaction. The acquisition, which is expected to close in March, is subject to several conditions, including obtaining consents from third parties and other customary closing conditions. This transaction will be accounted for using the purchase method of accounting.

         The terms of the acquisition are described more fully in the merger agreement attached hereto at Exhibit 99.1 and incorporated herein by reference. The Company also is filing herewith the press release issued by the Company as
Exhibit 99.2 that is incorporated herein by reference.

         This 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We have based these forward- looking statements on our current expectations and projections about future events. We undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties associated with our forward- looking statements include, but are not limited to: the loss and inability to replace the bookings generated by one or more of our five largest travel agency customers; our ability to effectively execute our sales initiatives in key markets; our sensitivity to general economic conditions and events that affect airline travel and the airlines that participate in our Apollo(R) and Galileo(R) systems; circumstances relating to our investment in technology, including our ability to timely develop and achieve market acceptance of new products; the results of our international operations and expansion into developing and new CRS markets, governmental approvals, trade and tariff barriers, and political risks; new or different legal or regulatory requirements governing the CRS industry; and natural disasters or other calamities that may cause significant damage to our Data Center facility.

ITEM 7.           EXHIBITS.
                  --------

    Exhibit No.              Description
    -----------              -----------

        99.1 Merger Agreement by and among Galileo International, Inc., Galileo Acquisition
                             Co. and TRIP.com, Inc. dated February 7, 2000

        99.2                 Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GALILEO INTERNATIONAL, INC.

                                                  By: /s/ James E. Barlett
                                                      --------------------
                                                  James E. Barlett
                                                  Chairman, President and Chief
                                                  Executive Officer

Dated:            February 15, 2000